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                                                                    EXHIBIT 99.1


[letterhead of Ronald S. Haft, President, Dart Group Corporation]




June 30, 1995




Mr. Herbert H. Haft
Chief Executive Officer and Chairman
  of the Board of Directors
Dart Group Corporation
3300 75th Avenue
Landover, MD  20785

RE:      Revocation of Proxy for 172,730 Shares
         of Dart Class B Common

Dear Herbert:

This letter hereby revokes the Proxy, dated July 28, 1993, covering 172,730 shares of Dart Class B Common Stock, which I granted to you. That Proxy is no longer in effect and I shall retain the vote of my Dart Class B Common Stock.

Very truly yours,


/s/ RONALD S. HAFT
Ronald S. Haft



cc:      Elliot Arditti
         Larry G. Schafran
         Douglas Bregman
         Bonita Wilson





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